UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2021

GLOBAL BOATWORKS HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Florida	000-55646	81-0750562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1707 North Charles Street, Suite 200A, Baltimore, Maryland	21201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 458-9967

 Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8 K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

Emerging growth company  [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to §13(a) of the Exchange Act. ☐

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard, Transfer of Listing

In September 2020, the Securities and Exchange Commission (“SEC”) amended Exchange Act Rule 15c2-11, which primarily governs a broker’s ability to submit or publish quotations for securities that trade on the over-the-counter (“OTC”) markets. In essence, Rule 15c2-11 prohibits dealers from publishing quotations for OTC securities to quotation mediums without first reviewing certain issuer financial information and ensuring that information is current and publicly available before quoting that security.

Under the amended Rule 15c2-11 (the “Amended Rule”), which takes effect September 28, 2021, current information about an issuer must be publicly available in order for an issuer’s security to become quoted initially, and remain quoted, on one of the public markets (the “OTC Markets”) operated by the OTC Markets Group. According to guidance from the OTC Markets Group, issuers subject to SEC reporting obligations will satisfy the requirements of the Amended Rule if such issuers are current in their SEC reporting obligations in accordance with the provisions of the Amended Rule. Companies that do not make current information publicly available, and thus do not meet the requirements for ongoing quoting, will be shifted to the OTC Markets Group’s “Expert Market.” The Expert Market will be available for unsolicited quotes only, meaning broker-dealers may use the Expert Market to publish unsolicited quotes representing limit orders from retail and institutional investors who are not affiliates or insiders of the issuer. Quotations in Expert Market securities are made available to broker-dealers, institutions, and other sophisticated investors.

A company relegated to the Expert Market will be able to reapply for listing on the OTC Markets through the filing of a new Form 211 with FINRA once the Company has made current information available and is in compliance with the Amended Rule.

At present, Global Boatworks Holdings, Inc. (the “Company”) is not current with its SEC reporting obligations with respect to its Annual Report on Form 10-K for year ended December 31, 2020 and its Quarterly Reports on Form 10-Q for the periods ending March 31, 2021 and June 30 2021 (the “Missed Filings”) and such Missed Filings will not be completed and filed by September 28, 2021, the date the Amended Rule goes into effect. The Company cannot guarantee if its stock will continue to be quoted on the OTC Markets after September 28, 2021. Moreover, once the Company is moved to the Expert Market, there is no guarantee that it will be accepted for relisting on the OTC Markets thereafter.

If the common stock of the Company ceases to be quoted on the OTC Markets, stockholders will no longer have a public trading market for such shares, trading bid and ask prices and share trading volumes will not be publicly quoted and the trading market for the common stock will be illiquid and may be limited primarily to private purchases and sales among individual stockholders, if at all. Such transactions will be opaque to the public marketplace and will not provide the Company’s stockholders with a reliable market value of the common stock. Stockholders may be unable to sell their shares when they desire to do so or at all, or may receive less than what they perceive their shares are worth in such a transaction.

As previously announced on August 6, 2021, the Company engaged Rosenberg Rich Baker Berman P.A. (“RRBB”) as its independent registered public accounting firm for the Company’s fiscal year ended

December 31, 2020. Also, as previously announced on September 1, 2021, the Company engaged Lang Financial Services, Inc., and its principal, Lanny R. Lang, to assist the Company’s efforts toward restoring its SEC financial reporting deficiencies. The Company will continue working diligently to complete and file the Missed Filings as soon as possible to become, and will endeavor to continue to be, current with its SEC reporting obligations. As soon as possible after it has done so, the Company intends to apply for relisting on the OTC Markets through the filing of a new Form 211.

Cautionary Statement Regarding Forward Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended, based on our current expectations, estimates and projections about our operations, financial condition, results of operations, and liquidity. Statements containing words such as “may,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “project,” “estimate,” or similar expressions constitute forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding expectations and beliefs about the preparation and filing of Missed Filings and the Company’s listing on OTC Markets. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including, but not limited to, risks and uncertainties related to: (i) the audit of the Company’s annual financial statements for year ended December 31, 2020 by RRBB; (ii) the Company’s ability to complete and file its Missed Filings; (iii) the determinations of the OTC Markets Group; and (iv) the Company’s ability to locate a market maker to file a Form 211 for the Company after it is moved to the Expert Market. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date hereof. Such forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that may cause actual performance and results to differ materially from those predicted. Reported results should not be considered an indication of future performance. Except as required by law, the Company undertakes no obligation to publicly release the results of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL BOATWORKS HOLDINGS, INC. Date: September 28, 2021 By: /s/ Laurin Leonard LAURIN LEONARD Chief Executive Officer, Director (Principal Executive Officer)

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